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                                  Exhibit 10.6


                             Citibank Currency Swap






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(Multicurrency--Cross Border)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

               dated as of 12 March 2002
                           --------------------------------------

                                           Westpac Securities Admininstration
                                           Limited ABN 77 000 049 472 as
Citibank, N.A.                             trustee of the Series 2002-1G WST
("Party A")                           and  Trust ("Party B")
-------------------------------------      -------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                        2                           ISDA(R) 1992

      (ii) Liability. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                       3                            ISDA(R) 1992

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                       4                            ISDA(R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                       5                            ISDA(R) 1992
      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                       6                            ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

        (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                       7                            ISDA(R) 1992

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                       8                            ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default:--

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                       9                            ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10                           ISDA(R) 1992

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11                           ISDA(R) 1992

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14                           ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

                                       16                           ISDA(R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17                           ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Westpac Securities Administration         Westpac Securitisation Management
Limited (ABN 77 000 049 472)              Pty Limited (ABN 73 081 709 211)
--------------------------------------    --------------------------------------
           (Name of Party)                           (Name of Party)

By: /s/ Robert George Hamilton            By: /s/ G. P. D. Rennie
    ----------------------------------        ----------------------------------
    Name: Robert George Hamilton              Name: G. P. D. Rennie
    Title: Manager, Trustee                   Title: Attorney
             Securitisation                   Date: 12 March 2002
    Date: 12 March 2002


Westpac Banking Corporation               Citibank, N.A.
(ABN 33 007 457 141)

By: /s/ John Lowrey                       By: /s/ Thomas E. O'Callaghan
    ----------------------------------        ----------------------------------
    Name: John Lowrey                         Name: Thomas E. O'Callaghan
    Title: Tier 3 Attorney                    Title: General Counsel
    Date: 12 March 2002                       Date: 12 March 2002

                                       18                           ISDA(R) 1992

Citibank Cross Currency Swap




                                    SCHEDULE
                                     to the
                                Master Agreement
                               dated 12 March 2002

between Citibank, N.A. ("Citibank" and "Party A")

and Westpac Securities Administration Limited (ABN 77 000 049 472) in its capacity as trustee of the Series 2002-1G WST Trust ("Party B")

and Westpac Securitisation Management Pty Limited (ABN 73 081 709 211) (the "Trust Manager")

and Westpac Banking Corporation (ABN 33 007 457 141) ("Westpac" and the "Standby Swap Provider")

Part 1:  Termination Provision

         (a)   "Specified Entity" in relation to:

                (i)    Party A, is not applicable; and

                (ii)   Party B, is not applicable.

         (b)    (i)    The following provisions of Section 5 will not apply
                       to Party A:

                         Section 5(a)(ii)   Section 5(a)(v)    Section 5(b)(iv)
                         Section 5(a)(iii)  Section 5(a)(vi)
                         Section 5(a)(iv)   Section 5(b)(iii)

                (ii) The following provisions of Section 5 will not apply to Party B:

                         Section 5(a)(ii)   Section 5(a)(v)    Section 5(b)(iii)
                         Section 5(a)(iii)  Section 5(a)(vi)   Section 5(b)(iv)
                         Section 5(a)(iv)   Section 5(a)(viii)

                (iii)  Replace Section 5(a)(i) and insert:

                          "(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after notice of such failure is given to the party";

                (iv) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(4)(ii) of this Schedule).

                (v) The "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event (as defined in the Master Trust Deed) has occurred in respect of the party. In relation to Party A, the events described in the definition of Insolvency Event shall apply to it as if Party A were a relevant corporation referred to in that definition. The occurrence of an Insolvency

                       Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party B procures the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes and Party A agrees that it will execute such a novation agreement in standard ISDA form applicable in the A$ markets".

                 (vi) The application of Section 5(b)(i) will be restricted as set out in Part 5(4) of this Schedule.

            (c) The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A nor Party B.

            (d)  "Payment on Early Termination". For the purposes of
                 Section 6(e) of this Agreement:

                 (i)   Market Quotation will apply; and

                 (ii)  the Second Method will apply.

            (e)  "Termination Currency" means US Dollars.

            (f) "Additional Termination Event" means the occurrence of any of the following:

                 (i) Party B is entitled to issue a notice to redeem all of the Class A Notes (in accordance with the Conditions of the Class A Notes) for reasons of taxation, in which case Party A shall be the Affected Party for the purposes of Section 6(b)(iv) of this Agreement and Party B shall be the Affected Party for the purposes of
                       Section 6(e)(ii)(1) of this Agreement; or

                 (ii)  an Event of Default (as defined in the Security Trust
                       Deed) occurs and an Extraordinary Resolution of the Voting Mortgagees (as defined in the Security Trust
                       Deed) is passed directing the Security Trustee to exercise rights under clause 9 of the Security Trust Deed, in which case Party B shall be the Affected Party.

Part 2:  Tax Representations

         (a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                  (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

                  (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

                  provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement:

                  (i) Party B and Westpac as Standby Swap Provider and (on and from the Novation Date) as Party A, each makes the following representation:

                                   It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

                  (ii) Citibank as Party A represents that it is an "eligible contract participant" under the U.S. Commodity Exchange Act.

Citibank Cross Currency Swap


Part 3.  Documents To Be Delivered

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

(a)   Tax Forms, documents or certificates to be delivered are:

-------------------------------------- ------------------------------------ -----------------------------------

Party required to deliver document     Form/Document/Certificate            Date by which document to be
                                                                            delivered
-------------------------------------- ------------------------------------ -----------------------------------
Party A and Party B                    Any document or certificate          As soon as reasonably practicable
                                       reasonably required or reasonably    following the earlier of (a) the
                                       requested by a party in connection   relevant party learning that such
                                       with its obligations to make a       document or certificate is
                                       payment under this Agreement which   required and (b) a request by
                                       would enable that party to make      other party.
                                       the payment free from any
                                       deduction or withholding for or on
                                       account of Tax or as would reduce
                                       the rate at which deduction or
                                       withholding for or on account of
                                       Tax is applied to that payment as
                                       requested by Party A with respect
                                       to any payments received by
                                       Party B.
-------------------------------------- ------------------------------------ -----------------------------------

(b)      Other documents to be delivered are:

-------------------------------------- ------------------------------------ -----------------------------------

Party required to deliver document     Form/Document/Certificate            Date by which document to be
                                                                            delivered
-------------------------------------- ------------------------------------ -----------------------------------

Party A, Party B and the Standby       A legal opinion as to the validity   The date of this Agreement.
Swap Provider                          and enforceability of that party's
                                       obligations under this Agreement
                                       in form and substance reasonably
                                       acceptable to the other party.
-------------------------------------- ------------------------------------ -----------------------------------

Party A, Party B and the Standby       A list of the authorised             On the execution of this
Swap provider                          signatories for a party and          Agreement, and if requested by
                                       evidence satisfactory in form and    the other party, on the execution
                                       substance to the other party of      of any Confirmation but only if
                                       the authority of the authorised      the evidence of the authority,
                                       signatories of the party to          incumbency and specimen signature
                                       execute this Agreement and any       of any person executing the


-------------------------------------- ------------------------------------ -----------------------------------
                                       Confirmation on behalf of the        Confirmation has changed from
                                       party.                               that previously delivered.
-------------------------------------- ------------------------------------ -----------------------------------

Citibank Cross Currency Swap

-------------------------------------- ------------------------------------ -----------------------------------
Party required to deliver document     Form/Document/Certificate            Date by which document to be
                                                                            delivered
-------------------------------------- ------------------------------------ -----------------------------------

Party B                                A certified copy of the Security     The date of this Agreement
                                       Trust Deed, Master Trust Deed,
                                       Series Notice and Note Trust Deed
                                       (including Conditions of Class A
                                       Notes).

                                       For the purposes of this and the
                                       following clause a copy of a
                                       document is taken to be certified
                                       if a director or an Authorised
                                       Signatory of Party B, or a person
                                       authorised to execute this
                                       Agreement or a Confirmation on
                                       behalf of Party B or a solicitor
                                       acting for Party B has certified
                                       it to  be a true and complete copy
                                       of the document of which it
                                       purports to be a copy.
-------------------------------------- ------------------------------------ -----------------------------------

Party B                                (Without limiting any obligation     Promptly after any such document
                                       Party B may have under the terms     is entered into.
                                       of the Security Trust Deed to
                                       notify Party A of amendments) a
                                       certified copy of any document
                                       that amends in any way the terms
                                       of the Security Trust Deed.
-------------------------------------- ------------------------------------ -----------------------------------

Other than the legal opinions referred to above, all documents delivered under this Part 3(b) are covered by the representation in Section 3(d) of this Agreement.

Citibank Cross Currency Swap


Part 4:  Miscellaneous

(a)      Addresses for Notices.  For the purpose of Section 12(a) of this
         Agreement:

         Party A:

         Address:       Level 24, Citigroup Centre
                        2 Park Street
                        Sydney  NSW  2000

         Attention:     Treasure Confirmation Unit Head

         Telex No:      AA24164  Answerback:  CITINAT

         Facsimile No:  61 2 8225 5206

         Telephone No:  61 2 8225 2134

         Party B:

         Address:       4th Floor
                        50 Pitt Street
                        Sydney NSW 2000

         Attention:     Robert Hamilton

         Facsimile No:    02 9220 4113

         And a copy to the Trust Manager to the address below.

         Trust Manager:

         Address:       Level 25
                        60 Martin Place
                        Sydney NSW 2000

         Attention:     Cameron Kelly

         Facsimile No:  02 9226 1888

         Standby Swap Provider:

         Address:       Financial Markets Operations
                        Level 3, 255 Elizabeth Street
                        Sydney NSW 2000

         Attention:     Senior Manager, Global Derivative Operations

         Telex No:      AA178147 Answerback:  WBCTRS

         Facsimile No:  61 2 9283 1724

   (b)   Process Agent. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: Not applicable.

         Party B appoints as its Process Agent: Not applicable.

         The Standby Swap Provider appoints as its Process Agent: Not applicable.

   (c)   Offices. The provisions of Section 10(a) will apply to Party A.

   (d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

   (e) Calculation Agent. The Calculation Agent is Party A (unless otherwise specified in a Confirmation in relation to the relevant Transaction).

   (f)   Credit Support Document.  Details of any Credit Support Document:

         (i)   Party A:  Nil.

         (ii)  Party B:  The Security Trust Deed.

   (g)   Credit Support Provider.

         (i)   In relation to Party A:  Nil.

         (ii)  In relation to Party B:  Nil.

   (h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New South Wales and section 13(b)(i) is replaced by "submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them".

   (i) Jurisdiction. In the second line of section 13(b), the words ", the Standby Swap Provider and the Trust Manager" are inserted after the words "each party".

   (j) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

   (k) "Affiliate" will have the meaning specified in Section 14 of this Agreement. The words "or Affiliates" are deleted where they appear in the first paragraph of Section 6(b)(ii).

Citibank Cross Currency Swap


Part 5:  Other Provisions

(1)      Payments: In Section 2:

         (i)   In Section 2(a)(i) add the following sentence:

               "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party";

         (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

               ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement),"

         (iii) Insert new paragraph (iv) in Section 2(a) immediately after
               Section 2(a)(iii) as follows:

               "(iv)  Where:

                      (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A Payment") and by Party B to Party A (the "Party B Payment) on the same day then Party A's obligation to make the Party A payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of
                      Section 2(a)(iii)(3)) that Party A first receives either:

                      (2)  the Party B payment; or

                      (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and that funds are available to make that payment,

                      except in the case of the Initial Exchanges in respect of the currency swap Transaction applicable to the Class A Notes, in which case Party A will waive this condition;"

               (iv)   add the following new sentence to Section 2(b):

                      "Party B may, for example, reasonably object if the change of account would materially prejudice Class A Noteholders including, without limitation, any prejudice arising from any liability to deduct or withhold any Tax as a result of such a change of account."

               (v)    Delete the word "if" at the beginning of
                      Section 2(d)(i)(4) and insert the following words instead:

                      "if and only if X is Party A and";

               (vi) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

           (vii)  add the following new Section 2(f):

                  (f)     Payment Instructions.

                  (i) Party B authorises and instructs Party A to make payment of any amount due from Party A to Party B hereunder by paying that amount direct to the Principal Paying Agent to the account specified in writing by the Principal Paying Agent to Party A and to Party B. On payment of any such amount by Party A to the Principal Paying Agent, Party A's obligation shall be fully discharged in respect of that payment.

                  (ii) Party A authorises and instructs Party B to make payment of any amount denominated in Australian dollars due from Party B to Party A to such account in Sydney as is specified by Party A from time to time.

      (2) Additional Representations: In Section 3 add the following immediately after paragraph (f):

           "(g) Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over (other than, in respect of Party B, the trusts created under the Master Trust Deed and the Series Notice) or given any charge over any of its rights under this Agreement or any Transaction (except in respect of Party B, for the security interest created under the Security Trust Deed).

            (h) Contracting as Principal. Each existing Transaction has been entered into by Party A as principal and not otherwise and each existing Transaction has been entered into by Party B in its capacity as trustee of the Trust and not otherwise.

            (i) Absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
                  Transaction:

                  (A) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from the Trust Manager and such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction;

                  (B) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice including advice from the Trust Manager), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction;

                  (C) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction;

         (j)      Party B represents and warrants on a continuing basis:

                  (A) Trust Validly Created. The Trust has been validly created and is in existence.

                  (B) Sole Trustee. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                  (C) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, and no direction or notice has been given, removing it as trustee of the Trust.

                  (D) Power. It has power to enter into this Agreement and the Credit Support Document in its capacity as trustee of the Trust.

                  (E) Good Title. It is the owner in equity of the assets of the Trust and has power to mortgage or charge them in the manner provided in the Credit Support Document and subject only to the Credit Support Document and any Security Interest permitted under the Credit Support Document, those assets are free of all other Security Interests."

(3)      Additional Covenant:  In Section 4 add a new paragraph as follows:

         "(f) Contracting as principal. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise".

(4)      Amendment to Section 6.  In section 6 make the following amendments:

         (i) Section 6(a) is amended by deleting the words "all outstanding Transactions" where they appear and inserting instead the words "the Relevant Swap Transaction".

         (ii)     Add a new section 6(aa):

                  "(aa)    Restricted Termination Rights.

                  (I) Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (II) Consultation regarding timing: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Series Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Trust Manager.

                  (III)   Party A's limited rights in relation to Tax Event:
                          Notwithstanding Part 1(b)(iv) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee is satisfied that the Noteholders will be paid in full all principal and interest outstanding on the Class A Notes.

                  (IV) Illegality: The parties agree that the imposition by any Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of
                          Section 5(b)(i) and Party A will not be entitled to designate an Early Termination Date, and in those circumstances, payments by Party B in accordance with section 2(f) will continue to be proper performance of its payment obligation and Party A's obligations will be unaffected, to the extent of Party B's payments under section 2(f).

                  (V) Transfer where Party B does not gross-up. If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement, in respect of each Affected Transaction of Party B, a party incorporated in another jurisdiction approved by Party A and the Note Trustee, and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Class A Notes."

        (iii) In section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the end of the first paragraph.

        (iv) In section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." at the end of the first paragraph.

(5)      In section 9, add the following new paragraphs:

         "(h) Further Assurances. Each party shall, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires and which are within the powers of that party to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it and in respect of which the Designated Rating Agencies confirm will not cause a reduction or withdrawal of the rating of the Class A Notes.

         (i)      Recorded Conversation.  Each party:

                  (A) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential Transaction; and

                  (B) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

         (j) ISDA Definitions: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and

                  Derivatives Association, Inc.) (as amended and supplemented from time to time) (the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

         (k) Inconsistency: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

                  (i)   any Confirmation;

                  (ii) this Schedule and "Paragraph 11 - Elections and Variables" to the ISDA Credit Support Annex
                        (as applicable);

                  (iii) the ISDA Definitions;

                  (iv) the printed form of ISDA Master Agreement and ISDA Credit Support Annex (as applicable)."

  (6)    (i)      Facsimile Transmissions:  Replace Section 12(a)(iii) with:

                  "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within 24 hours of the facsimile being sent that the facsimile was not received in its entirety in legible form."

                  (ii) In Section 12(a), insert "and settlement instructions" after "Section 5 or 6" in line 2;

                  (iii)   Insert an additional Section 12(a)(vi):

                          "(vi)   if sent by ordinary mail, on the third
                          (seventh, if posted to or from a place outside Australia) day after posting."

           (7)    Definitions:  In section 14:

                  (i)     add a new paragraph

                          "Unless otherwise defined in this Agreement, terms defined in the Security Trust Deed (either expressly or by incorporation by reference) have the same meaning where used in this Agreement."

                  (ii) Insert the following definitions in alphabetical order in Section 14.

                          "Initial Exchange" in relation to a currency swap Transaction has the meaning given in the Confirmation for that currency swap Transaction."

                          "Inconvertibility Event" means any event beyond the control of the Standby Swap Provider that makes it impossible for the Standby Swap Provider to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil its obligations under this Agreement and each Transaction.

                          "Joint Rating" means, in relation to a Designated Rating Agency:

                  (a) the highest possible jointly supported short term credit rating or long term credit rating, as applicable, that can be determined in relation to Party A and the Standby Swap Provider by that Designated Rating Agency in accordance with its approach to jointly supported obligations, provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Rating from S&P will be the credit rating (from S&P) of the other party; or

                  (b) if the Standby Swap Provider has been released from its obligations under this Agreement, the short term credit rating or long term credit rating, as the case may be of Party A.

                  "Novation Date" means the date upon which the obligations of Citibank as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(11)(c).

                  "Prescribed Rating Period" means in relation to the Joint Ratings determined by the Designated Rating Agencies:

                  (a) a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than the relevant Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P and long term credit ratings of A by S&P and A3 by Moody's, as the case may be; and

                  (b) a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than a short term credit rating of A-1 by S&P and P-1 by Moody's and less than a long term credit rating of A by S&P and A3 by Moody's.

                  "Prescribed Ratings" means a short term credit rating of A-1+ by S&P and a short term credit rating of P-1 by Moody's or a long term credit rating of AA- by S&P and a long term credit rating of A2 by Moody's.

                  "Relevant Swap Transaction" means, in relation to Class A Notes, each Transaction which is a Currency Swap for Class A Notes only.

                  "Security Trust Deed" means the Series 2002-1G WST Trust Security Trust Deed dated on or about the date of this Agreement between Party B as chargor, Perpetual Trustee Company Limited as security trustee, the Trust Manager and Citicorp Trustee Company Limited as note trustee.

         (iii)    Swap Transaction.  Any reference to a:

                  (a) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                  (b) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

         (iv) In the definition of "Market Quotation", on line 1 on page 16 of this Agreement, replace the words "been required after that date." with:

                  "been required after that date and, in respect of each Terminated Transaction which is a Relevant Swap Transaction, on the basis that the Housing Loan Principal as defined in Series Notice referred to in the Terminated Transaction will thereafter have an amortisation schedule based on a constant prepayment rate per annum ("CPR") equal to:

                  (a) 25%, if the Replacement Transaction is calculated within one year of the Effective Date of the Terminated Transaction; or

                  (b) if the Replacement Transaction is calculated later than one year after the Effective Date of the Terminated Transaction, the arithmetic mean of the following:

                          (I) the four CPRs most recently published prior to the relevant quotation on Bloomberg monitor service in respect of the Class of Notes applicable to the Terminated Transaction (based on data provided to Bloomberg by the Trust Manager);

                          (II) the forecast CPR provided to the party making the determination (or its agent) by Party A for the remaining life of the Class of Notes applicable to the Terminated Transaction;

                          (III) the forecast CPR provided to the party making the determination (or its agent) by the Standby Swap Provider for the remaining life of the Class of Notes applicable to the Terminated Transaction;

                          (IV) the forecast CPR provided to the party making the determination (or its agent) by the Trust Manager for the remaining life of the Class of Notes applicable to the Terminated Transaction, without regard to the CPRs having the highest and lowest values (unless fewer than three CPRs are provided under subparagraphs (II), (III) and (IV) collectively, in which case all CPRs will be taken into account in the calculation of the arithmetic mean). For this purpose, if more than one CPR has the same highest value or lowest value, then one of such CPRs shall be disregarded.

(8)      Other Provisions

         Insert the following Sections 15, 16, 17, 18 and 19 after Section 14:

         "15.     Segregation

                  The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction shall not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Mortgaged Property of Party B under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement shall have effect separately and severally in respect of each Relevant Swap Transaction and shall be enforceable by or against Party B as though a separate agreement applied between Party A and Party B for each Relevant Swap Transaction, so that (among other things):

                  (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A and Party B and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B;

                  (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally by Party B in respect of each Relevant Swap Transaction and may be enforced by Party B against Party A separately and severally in respect of each Relevant Swap Transaction;

                  (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

                  (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction.

         16.      Recourse

                  Party B enters into this Agreement in its capacity as Trustee of the Trust, and Cluse 3.3(b) of the Series Notice applies to this Agreement as if set out in full. Clause 16 of the Security Trust Deed shall apply to govern Party A's priority to moneys received from the sale of Assets or other enforcement of the Charge under the Security Trust Deed.

                  This Section 16:

                  (i) applies even though any other provision of this Agreement is not made subject to it; and

                  (ii) overrides any other provision of this Agreement which is inconsistent with it.

         17.      The Trust Manager

                  Party A acknowledges that the Trust Manager will, at the request of Party B, perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed and Series Notice. Unless expressly advised to the contrary in writing by Party B from time to time, any rights or obligations of Party B under this

                  Agreement may be exercised or satisfied (as the case may be) by the Trust Manager on behalf of Party B and Party A is not obliged to enquire as to the authority of the Trust Manager to take such action on behalf of Party B. Except where the context otherwise requires, references in this Agreement to a "party" to this Agreement are to Party A or Party B.

         18.      Trust Deed

                  The parties acknowledge and agree that, for the purposes of the Master Trust Deed and Trust Documents, this Agreement is a "Hedge Agreement" and Party A is a "Swap Provider" and "Support Facility Provider".

         19.      Replacement Currency Swap

                  (a) If this Agreement is terminated, Party B may, at the direction of the Trust Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "Replacement Currency Swap") but only on the condition that the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement will be paid in full when due in accordance with the Series Notice and this Agreement, and in respect of which the Designated Rating Agencies confirm that the replacement will not cause a reduction or withdrawal of the rating of the Class A Notes.

                  (b) If the condition in section 19(a) is satisfied, Party B may enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in section 19(a), and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as a Trust Expense (as defined in the Series Notice).

                  (c) The obligations of Party B (and the rights of Party A) under this section 19 constitute separate and independent obligations of Party B (and rights of Party A) and shall survive the termination of this Agreement.

                  (d) If a Settlement Amount is payable by Party A to Party B upon termination of this Agreement, Party B may direct Party A to pay all or part of that amount (but not any greater amount) to the extent required to the Replacement Currency Swap provider in satisfaction of and to the extent of Party B's obligation to pay any upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap."

(9)      Ratings Downgrade

         (a) (Downgrade): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider or as a result of a release of the Standby Swap Provider under
                  Part 5(12), a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Designated Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each Designated Rating Agency), at its cost alone and at its election:

                  (i) provided that the short term Joint Rating by each of S&P and Moody's is greater than or equal to A-1 and P-1, respectively, or the long term Joint Rating by each of S&P and Moody's is greater than or equal to A and A2, respectively, transfer Eligible Credit Support in accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5(9)(b); or

                  (ii) enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap Providers' rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and the Standby Swap Provider and which each Designated Rating Agency confirms in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Class A Notes; or

                  (iii) enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which each Designated Rating Agency confirms in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by it to the Class A Notes.

                  Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(9)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                  Part 5(9)(a) (but will not be entitled to any additional grace period in relation to such a variation).

         (b) (Collateral Amount): For the purpose of this Part 5(9) the "Collateral Amount" will be an amount equal to the greater of the following:

                  (i)    zero;

                  (ii)   CCR; and

                  (iii) an amount acceptable to Moody's and sufficient to maintain the credit rating assigned to the Class A Notes by Moody's immediately prior to the review of the Joint Rating.

                  Where:

                  CCR = CR x 1.030

                  CR = MTM + VB

                  MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with
                  Part 5(9)(c) no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

                  VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Payment Date by the relevant percentage obtained from the following table:

                   ------------------------------------------------------------------------------------
                   Party A's and the     Where the period     Where the period     Where the period
                   Standby Swap          between the date of  between the date of  between the date
                   Provider's jointly    recalculation and    recalculation and    of recalculation
                   supported long term   the Final Maturity   the Final Maturity   and the Final
                   credit rating by S&P  Date is less than    Date is greater      Maturity Date is
                                         or equal to 5 years  than 5 years and     greater than 10
                                                              less than or equal   years
                                                              to 10 years
                   ------------------------------------------------------------------------------------
                   A+                    1.05                 1.75                 3.0
                   ------------------------------------------------------------------------------------
                   A                     1.35                 2.45                 4.5
                   ------------------------------------------------------------------------------------
                   A-                    1.5                  3.15                 6
                   ------------------------------------------------------------------------------------

         (c) (Mark to Market Value): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

         (d) (Recalculation): Party A must recalculate the Collateral Amount (including the CCR and the mark-to-market value) on each Valuation Date. If:

                  (i) the Value on such Valuation Date of all Eligible Credit Support held by the Transferee is less than the recalculated Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

                  (ii) the Value on such Valuation Date of all Eligible Credit Support held by the Transferee is greater than the recalculated Collateral Amount, the difference is the Return Amount in relation to that Valuation Date.

         (e) (Definitions): For the purposes of this Part 5(9) "Delivery Amount", "Eligible Credit Support", "Return Amount", "Transferee", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(10)     Transfer

         Notwithstanding the provisions of Section 7, Citibank as Party A may transfer all its rights powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its Affiliates (in this Part 5(10), the "Transferee") by delivering to the Standby Swap Provider, Party B and the Trust Manager a notice expressed to be given under this provision signed by both Citibank as Party A and the Transferee. Upon delivery of those documents to Party
         B:

         (a) (Party A's rights terminate): Citibank's rights powers privileges and obligations as Party A under this Agreement and each Transaction terminate;

         (b) (Transfer and Assumption): Citibank will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this Agreement and each Transaction;

         (c) (Release): Party B will be taken to have released Citibank as Party A from all its unperformed and future obligations under this Agreement and each Transaction; and

         (d) (Documents): this Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of Citibank as Party A.

         A Transferee may utilise this provision as Party A. A transfer under this Part 5(10) will be of no force or effect until each Designated Rating Agency confirms in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Class A Notes and until the Standby Swap Provider has given its written consent to such a transfer (such consent not to be withheld).

(11)     Standby Swap Provider

         (a) (Commitment): Notwithstanding any other provision in this Agreement to the contrary, if Citibank as Party A fails to:

                  (i) make, when due, any payment required to be made by it to Party B under a Transaction; or

                  (ii) comply with any obligation under Part 5(9) within the required period, then:

                  (iii) as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under Part 5(9), no later than the Business Day following the due date for compliance with such obligation, Party B must notify Citibank as Party A and the Standby Swap Provider in writing of such failure and:

                         (A) the amount of the defaulted payment and the basis of calculation of the defaulted payment; or

                         (B) details of the failure to comply with the obligation under Part 5(9),

                         as the case may be; and

                  (iv) as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(9), no later than 3 Business Days after the failure to comply with such obligation, provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(11)(a)(iii)) the Standby Swap Provider must:

                         (A) in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by Citibank as Party A to Party B under that Transaction by depositing such amount into the Collections Account in cleared funds; and

                         (B) in relation to a failure to comply with an obligation under Part 5(9), satisfy the obligations of Citibank as Party A under Part 5(9); and

                  (v) Party B acknowledges that a payment made by the Standby Swap Provider in full compliance with Part 5(11)(a)(iv)(A) will fully satisfy and discharge the obligation of Party A to make that payment.

         (b)      (Reimbursement): If on any day the Standby Swap Provider:

                  (i) makes a payment pursuant to Part 5(11)(a)(iv)(A), Citibank as Party A must by 2.00 pm (New York time) on the next following Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

                  (ii) satisfies the obligations of Citibank as Party A pursuant to Part 5(11)(a)(iv)(B), Citibank as Party A must:

                          (A) within 3 Business Days, fulfill its obligations under Part 5(9) such that any Eligible Credit Support transferred by the Standby Swap Provider pursuant to Part 5(9)(a)(i) or any other arrangement made by the Standby Swap Provider pursuant to Part 5(9)(a)(iii) is returned to the Standby Swap Provider or will cease (but Citibank as Party A will have no obligations to the Standby Swap Provider under this Part 5(11)(b)(ii)(A) in relation to any novation pursuant to Part 5(9)(a)(ii)); and

                          (B) upon demand by the Standby Swap Provider, indemnify the Standby Swap Provider from and against any other cost or liability incurred by the Standby Swap Provider in satisfying those obligations.

                  Each of the Standby Swap Provider and Party B acknowledges that a payment made by Citibank as Party A in full compliance with Part 5(11)(b)(i) will fully satisfy and discharge the obligation of Party A to make that payment.

         (c)      (Novation):  If:

                  (i) Citibank as Party A defaults in its payment obligations under Part 5(11)(b)(i) or (b)(ii)(B) for reasons other than solely a technical, computer or similar error outside the control of Party A and such default is not remedied on or before one Business Day after such failure; or

                  (ii) Citibank as Party A fails to fulfill its obligations under Part 5(11)(b)(ii)(A),

                  then:

                  (iii) Citibank's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 5(11)(d);

                  (iv) subject to Part 5(11)(c)(vi), Citibank will be taken to have transferred its rights powers and privileges as Party A under this Agreement and each

                          Transaction to the Standby Swap Provider and the Standby Swap Provider will be taken to have assumed obligations equivalent to those that Citibank as Party A had under this Agreement and each Transaction;

                  (v) Party B and the Standby Swap Provider will be taken to have released Citibank as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part 5(11)(d);

                  (vi) this Agreement and the Confirmation relating to each Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                          (A) references to "Citibank as Party A" will not apply to the Standby Swap Provider as Party A;

                          (B) references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of the Standby Swap Provider;

                          (C)   without limiting Part 5(11)(c)(vi)(A), this
                                Part 5(11) will not apply to the Standby Swap Provider as Party A;

                          (D) the Standby Swap Provider must (if it has not already done so) satisfy the obligations of Party A under Part 5(9)(a) within 10 Business Days of the Novation Date on the basis that any collateral lodged by Citibank as Party A will be dealt with in accordance with the provisions of Paragraph 11(h)(vi) of the Credit Support Annex and, any other arrangements made by Citibank as Party A pursuant to Part 5(9)(a)(iii) will cease (but such arrangements will only cease upon compliance by the Standby Swap Provider with its obligations under this Part 5(11)(c)(vi)(D) and otherwise, where applicable, in accordance with the terms of such arrangements).

         (d) (Termination Payment): Following novation under Part 5(11)(c), Citibank as Party A must pay the Standby Swap Provider or the Standby Swap Provider must pay Citibank as Party A an amount (the "Novation Settlement Amount") being:

                  (i) in the case of payment by Citibank as Party A to the Standby Swap Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

                  (ii) in the case of payment by the Standby Swap Provider to Citibank as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

                  if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

                  (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective;

                  (ii) the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party;

                  (iii) all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all calculations and determinations that would have been done by Party A are done by Citibank;

                  (iv) a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(11)(b) and
                          (e) and there are no Unpaid Amounts owing to Party A;

                  (v) without limiting the foregoing, for the purposes of the definition of "Market Quotation" in Section 14 each Reference Market-maker would be required, upon entering into a Replacement Transaction, to fulfill the obligations of Party A under Part 5(9)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

                  (vi)    the Termination Currency is U.S. Dollars.

         (e) (Default Interest): If Citibank as Party A defaults in the performance of any payment obligations under Part 5(11)(b) or
                  Part 5(11)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

         (f) (Irrevocable Notice): If the Standby Swap Provider satisfies the obligations of Citibank as Party A under Part 5(11)(a)(iv)(B) by transferring Eligible Credit Support on behalf of Citibank as Party A pursuant to Part 5(9)(a), Citibank as Party A must promptly provide an irrevocable notice to Party B (copied to the Standby Swap Provider) directing Party B that any such Eligible Credit Support, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such Eligible Credit Support, is to be returned or paid to the Standby Swap Provider and not to Citibank as Party A.

(12)     Inconvertibility

         If prior to the Novation Date an Inconvertibility Event occurs the Standby Swap Provider's rights, powers, privileges and obligations under this Agreement and each Transaction will terminate upon the Standby Swap Provider delivering a notice expressed to be given under this provision to Party A, Party B and the Manager and Party B will be taken to have released the Standby Swap Provider from all its unperformed and future obligations under this Agreement and each Transaction. Following the delivery of such a notice in accordance with this Part 5(12), references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to references to the relevant credit rating of Party A.

Citibank Cross Currency Swap


Paragraph 11.  Elections and Variables



(a)      Base Currency and Eligible Currency.

         (i)      "Base Currency" means United States Dollars.

         (ii) "Eligible Currency" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap Provider and each Designated Rating Agency.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A) "Delivery Amount" for a Valuation Date means the amount of Eligible Credit Support calculated in accordance with Part 5(9)(b) of the Schedule to the Agreement for that Valuation Date.

                  (B) "Return Amount" for a Valuation Date means the amount of Eligible Credit Support calculated in accordance with Part 5(9)(b) of the Schedule to the Agreement for that Valuation Date.

                  (C) "Credit Support Amount" has the meaning given in Paragraph 10.

         (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support" for Party A:

                                                                                                   Valuation
                                                                                                   Percentage

                  (A)
                          negotiable debt obligations issued by the U.S. Treasury Department          98%
                          having a remaining maturity of not more than one year
                  (B)
                          negotiable debt obligations issued by the U.S. Treasury Department          95%
                          having a remaining maturity of more than one year but not more than five years
                  (C)
                          negotiable debt obligations issued by the U.S. Treasury Department          93%
                          having a remaining maturity of more than five years but not more than ten years
                  (D)
                          negotiable debt obligations issued by the U.S. Treasury Department          90%
                          having a remaining maturity of more than ten years
                  (E)
                          Agency Securities having a remaining maturity of not more than one          97%
                          year

                  (F)
                          Agency Securities having a remaining maturity of more than one year         94%
                          but not more than five years




                  (G)     Agency Securities having a remaining maturity of more                       92%
                          than five years but not more than ten years

                  (H)     Agency Securities having a remaining maturity of more than ten years.       89%

                  (I)     cash in an Eligible Currency.                                              100%

                  (J)     other Eligible Credit Support and Valuation Percentage agreed by the parties and acceptable to each Rating Agency



                  Notwithstanding the foregoing to the contrary, the Valuation
                  Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

                  "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National
                  Mortgage Corporation or the Federal Home Loan Mortgage
                  Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

         (iii)    Thresholds.

                  (A)      "Minimum Transfer Amount" means, with respect to both
                           Party A and Party B: US$100,000.

                  (B) Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of US $10,000.

(c)      Valuation and Timing.

         (i)      "Valuation Agent" means Party A.

         (ii) "Valuation Date" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

         (iii)    "Valuation Time" means the close of business on the Business
                  Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 11.00 a.m. New York time on the second Business Day after the Valuation Date.

(d) Exchange Date. "Exchange Date" has the meaning specified in Paragraph 3(c)(ii).

                                                                         Page 26

(e)      Dispute Resolution.

         (i)      "Resolution Time" means 11.00 am New York time.

         (ii) Value. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

                  Any disputes over the Value of all or any portion of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support will be resolved by the Valuation Agent seeking three mid-market quotations as of the relevant Valuation Date or date of transfer from leading dealers in the relevant market for the securities or other property in question. The Value in each such case will be the arithmetic mean of the quotations received by the Valuation Agent.

         (iii)    Alternative. The provisions of Paragraph 4 will apply.

(f)      Distributions and Interest Amount.

         (i) Interest Rate. The "Interest Rate", in respect of Eligible Security which is denominated in US$, for any day means the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page 118 for such day. The "Interest Rate" in respect of Eligible Security denominated in any other Eligible Currency means the rate as agreed between the parties.

         (ii) Transfer of Interest Amount. The Transfer of Interest Amount will be made monthly on the second Business Day of each calendar month.

         (iii) Alternative to Interest Amount. The provisions of Paragraph 5(c)(ii) will apply.


(g)      Addresses for Transfers


         Party A:

         In respect of cash transferred in accordance with Paragraph 3(a):


         As notified in writing by Party A to the other parties to this agreement from time to time

         In respect of securities to be transferred in accordance with Paragraph 3(a):

         As notified in writing by Party A to the other parties to this agreement from time to time


         Party B:

         In respect of cash transferred in accordance with Paragraph 3(a):

         As notified in writing by Party B to the other parties to this agreement from time to time

         In respect of securities to be transferred in accordance with Paragraph 3(a):

         As notified in writing by Party B to the other parties to this agreement from time to time


(h)      Other Provisions

         (i) All demands, specifications and notices under this Annex will be made pursuant to Section 12 of the Agreement; provided, that any such demand, specification or notice may be made by telephone ("Telephone Notice") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

         (ii)     Party B's expenses

                  Subject to Section 15 of the Agreement, Party B agrees to pay Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (h)(ii).

         (iii)    No trial by jury

                  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

         (iv)     Transferor and Transferee

                  In this Annex:

                  (a)      "Transferor" means only Party A; and

                  (b)      "Transferee" means only Party B.

         (v)      Dispute Resolution

                  Paragraph 4(a)(4)(i) is amended by:

                  (A) replacing the word "Exposure" with the words "the Delivery Amount or the Return Amount, as the case may be" in the first paragraph of Paragraph 4(a)(4)(i);

                  (B) adding the word "and" at the end of Paragraph 4(a)(4)(i)(A) and deleting Paragraph 4(a)(4)(i)(B).

         (vi) Rights in Relation to Swap Provider's Eligible Credit Support Following Novation

                  (A) The Transferee will hold any Eligible Credit Support transferred to or received by the Transferee from Citibank as Party A (or from the Standby Swap Provider on behalf of Citibank as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder on trust for the benefit of:

                          (1) itself as trustee of the Trust, to be applied in satisfaction of the obligations of Citibank as Party A to the Transferee as trustee of the Trust (other than pursuant to Paragraph 11(h)(vi)(B)); and

                          (2) the Standby Swap Provider, to be applied in satisfaction of the obligations of Citibank as Party A to the Standby Swap Provider pursuant to Parts 5(11)(d) and (e) of the Schedule to this Agreement, in accordance with the provisions of this Paragraph 11(h)(vi), and Paragraph 5(a) is varied accordingly.

                  (B) Citibank as Party A covenants in favour of the Transferee that it will duly and punctually pay to the
                          Transferee:

                          (1) all its obligations to the Standby Swap Provider pursuant to Parts 5(11)(d) and (e) of the Schedule to this Agreement; and

                          (2) all its present and future obligations to the Standby Swap Provider under Paragraph 11(h)(vi) of the credit support annex to the ISDA Master Agreement between Westpac as Party A, Westpac Securities Administration Limited as Party B and others, dated on or about the date of this Agreement, as and when the same fall due for payment.
                          Notwithstanding the foregoing, every payment by Citibank as Party A, or the Transferee in accordance with Paragraph 11(h)(vi)(C)(2)(b), to the Standby Swap Provider will operate as a payment by Citibank as Party A to the Transferee in satisfaction of Citibank's obligations as Party A pursuant to this Paragraph 11(h)(vi)(B). The Transferee will hold the benefit of its rights under this Paragraph 11(h)(vi)(B) on trust for the Standby Swap Provider in accordance with the provisions of this Paragraph 11(h)(vi).

                  (C) The Transferee must deal with all Eligible Credit Support transferred to or received by the Transferee from Citibank as Party A (or from the Standby Swap Provider on behalf of Citibank as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder:

                          (1) prior to the Novation Date, in accordance with the provisions of this Agreement other than this Paragraph 11(h)(vi);

                          (2)      on or after the Novation Date:

                                   (a)      until the date upon which the
                                            Standby Swap Provider has initially
                                            fulfilled its obligations as Party A
                                            pursuant to Part 5(9)(a) of the
                                            Schedule to this Agreement, such
                                            Eligible Credit Support must be held
                                            by the Transferee in accordance with
                                            Paragraph 11(h)(vi)(E);

                                   (b)      on or after the date upon which the
                                            Standby Swap Provider has initially
                                            fulfilled its obligations as Party A
                                            pursuant to Part 5(9)(a) of the
                                            Schedule to this Agreement and until

                                            Citibank as Party A has paid in full
                                            all of its obligations to the
                                            Standby Swap Provider pursuant to
                                            Parts 5(11)(d) and (e) of the
                                            Schedule to this Agreement, the
                                            Transferee must, upon the
                                            instructions of the Standby Swap
                                            Provider, transfer such Eligible
                                            Credit Support to the Standby Swap
                                            Provider in satisfaction of
                                            Citibank's obligations as Party A to
                                            the Standby Swap Provider pursuant
                                            to Parts 5(11)(d) and (e) of the
                                            Schedule to this Agreement as and
                                            when these are due and payable until
                                            all such obligations have been paid
                                            in full; and

                                   (c)      on or after the date upon which the
                                            Standby Swap Provider has initially
                                            fulfilled its obligations as Party A
                                            pursuant to Part 5(9)(a) of the
                                            Schedule to this Agreement and
                                            Citibank as Party A has paid in full
                                            all its obligations to the Standby
                                            Swap Provider pursuant to Parts
                                            5(11)(d) and (e) of the Schedule to
                                            this Agreement and no amounts are or
                                            thereafter may become payable in
                                            respect to such obligations, the
                                            Transferee must transfer to Citibank
                                            as Party A all such Eligible Credit
                                            Support and the Interest Amount in
                                            relation to such Eligible Credit
                                            Support, if any.

                  (D) Citibank as Party A releases the Transferee from any liability incurred by the Transferee in complying with the instructions of the Standby Swap Provider pursuant to Paragraph 11(h)(vi)(C)(2)(b) and the Standby Swap Provider indemnifies the Transferee from and against any cost or liability incurred by the Transferee in complying with such instructions. The Standby Swap Provider acknowledges and agrees that the Transferee may not, and is not required, to transfer any Eligible Credit Support pursuant to Paragraph 11(h)(vi)(C)(2)(b) except upon the directions of the Standby Swap Provider and in accordance with this Paragraph 11(h)(vi).

                  (E) The Transferee must ensure that any Eligible Credit Support transferred to or received by the Transferee from Citibank as Party A is held separately from, and is not co-mingled with other property of the Transferee, including Eligible Credit Support transferred to or received by the Transferee from the Standby Swap Provider as Party A.

                  (F) This paragraph 11(h)(vi) applies notwithstanding any other provision of this Agreement.

(vii)             Return Amounts

                  If under this Agreement a Novation Date has occurred, each obligation of the Transferee under Paragraphs 2, 4 and 5(c) is subject to the condition precedent that the Standby Swap Provider, in its discretion, has consented to the transfer unless Citibank as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Sections 24(d) and (e) of the Agreement and no amounts are or thereafter may become payable with respect to such obligations.


To:  Westpac Securities Administration Limited      Westpac Securitisation Management Pty Limited
     as trustee of the Series 2002-1G WST Trust     Level 25
     Level 25                                       60 Martin Place
     60 Martin Place                                Sydney  NSW  2000
     Sydney  NSW  2000                              AUSTRALIA
     AUSTRALIA

                                                    Attention: Cameron Kelly


     Attention: Bob Hamilton

     Westpac Banking Corporation
     Level 3, 255 Elizabeth Street,
     Sydney NSW 2000


     Attention: Senior Manager, Global
     Derivative Operations


CONFIRMATION - SERIES 2002-1G WST TRUST

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of the Series 2002-1G WST Trust (the "Trust").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 12 March 2002 as amended, novated or supplemented from time to time (the "Agreement"), between Citibank N.A. ("Party A"), Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of, the Series Trust ("Party B") and Westpac Securitisation Management Pty. Limited, ABN 73 081 709 211 (the "Manager") and Westpac Banking Corporation, ABN 33 007 457 141 (the "Standby Swap Provider").

All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other terms used and not defined in this Confirmation have the meaning given in the Master Trust Deed ("Trust Deed") between Party B and The Mortgage Company Pty Limited and the Series 2002-1G WST Trust Series Notice (the "Series Notice") between Party A, Party B, the Manager and others.

The terms of the particular Transaction to which this Confirmation relates are specified below:


1.   Our Reference:

2.   Trade Date:                                12 March 2002

3.   Effective Date:                            14 March 2002


4.   Termination Date:                          The earlier of:
                                                (a)  the date  which is one  month  after  the  Class A
                                                     Notes  have been  redeemed  in full in  accordance
                                                     with the Series Notice; or

                                                (b)  the date on which Party B enters into a swap
                                                     transaction, as previously notified to the
                                                     Designated Ratings Agency, and which the Designated
                                                     Ratings Agency has confirmed will not cause a
                                                     reduction in or

                                                    withdrawal of the rating of the Class A
                                                    Notes, to replace this Swap Transaction, or

                                               (c)  Maturity Date

5.   Maturity Date                             Payment Date falling in June 2033

6.   Floating Amounts

     US$ Floating Rate Payer:                  Party A

     Calculation Amount:                       One half of the aggregate Invested Amount of the Class A
                                               Notes as at the first day of each Calculation Period

     Calculation Period:                       From and  including  one Period End Date to and  excluding the next  Period  End Date,  commencing  on and  including the  Effective Date to but excluding the Termination Date.

     Period End Date:                          Each Payment Date

     Payment Dates:                            Each 5 June, 5 September, 5 December and 5 March, from and including 5 June 2002 to and  including the Termination
                                               Date, subject to adjustment in accordance with the
                                               Applicable Business Day Convention

     Floating Rate Option:                     USD-LIBOR-BBA (except that references to "London Banking Days"
                                               in section  7.1(w)(xvii) Annex to the 2000 ISDA
                                               Definitions will be replaced with references to "Business Days" as that expression is defined in the Note Conditions) plus the Spread

     Designated Maturity:                      Three months (except that Linear Interpolation using two
                                               and three months will apply in respect of the first
                                               Calculation Period)

     Spread:                                   0.16 percent per annum for Payment Dates from and
                                               including 5 June 2002 to and including  5 June 2009 and
                                               0.32 per cent per annum from and excluding 5 June 2009 to
                                               the Termination Date provided that if the Step Up Margin
                                               on the Class A Notes reverts to 0.0 per cent per annum on
                                               any payment date under Clause 4.10 of the Series Notice
                                               then the Spread will revert to 0.16 per cent per annum on
                                               and from the corresponding Payment Date for this Swap
                                               Transaction.

     Floating Rate Day Count Fraction:         Actual/360

     Applicable Business Day Convention

     - Period End Dates                        Not applicable

     - Payment Date                            Following Business Day Convention

     - Termination Date                        Following Business Day Convention

     Business Days                             Sydney, London, New York

       Reset Dates:                            Two Business Days prior to each Period End Date except the
                                               First Reset Date

       First Reset Date:                       Two Business Days prior to the Effective Date

       Compounding:                            Inapplicable

       A$ Floating Rate Payer:                 Party B

       Calculation Amount:                     The A$ Equivalent of the Calculation Amount pursuant to the
                                               US$ Floating Rate Payer

       Calculation Period                      From and including one Period End Date to and
                                               excluding the next Period End Date, commencing and
                                               including the Effective Date to but excluding the
                                               Termination Date.

       Period End Dates                        Each Payment Date

       Payment Dates:                          Each 5 June, 5 September, 5 December and 5 March, from and including 5 June 2002 to and  including the Termination
                                               Date, subject to adjustment in accordance with the
                                               Applicable Business Day Convention

       Floating Rate Option:                   Bank Bill Rate plus the Spread

       Designated Maturity:                    90 days (except that Linear Interpolation using two and
                                               three months will apply in respect of the first Calculation
                                               Period)

       Spread:                                 0.3275 per cent per annum for Payment Dates from and
                                               including 5 June 2002 to and including the 5 June 2009 and
                                               0.4875 per cent per annum from and excluding 5 June 2009
                                               to the Termination Date provided that if the Step Up
                                               Margin on the Class A Notes reverts to 0.0 per cent per
                                               annum on any payment date under Clause 4.10 of the Series
                                               Notice then the Spread will revert to 0.3275 per cent per
                                               annum on and from the corresponding Payment Date for this
                                               Swap Transaction.

       Floating Rate Day Count Fraction:       Actual/365

       Applicable Business Day Convention

       - Period End Dates                      Not applicable

       - Payment Date                          Following Business Day Convention

       - Termination Date                      Following Business Day Convention

       Business Days                           Sydney, London, New York

       Reset Dates:                            Each Period End Date, except the First Reset Date

       First Reset Date:                       Effective Date

       Compounding:                            Inapplicable


7.   Exchanges

     Initial Exchange:

     Initial Exchange Date:                    14 March 2002

     Party A Initial Exchange Amount:          The A$ Equivalent of the Party B Initial Exchange Amount,
                                               being A$1,072,870,601.81

     Party B Initial Exchange Amount:          One half of the Initial Invested Amount of the Class A
                                               Notes on the Issue Date, being US$558,000,000

                                               Notwithstanding anything to the contrary in the Agreement,
                                               Party A must pay the Party A Initial Exchange Amount to
                                               Party B by 11.00am (Sydney time) on the Initial Exchange
                                               Date and Party B must pay Party A the Party B Initial
                                               Exchange Amount (or procure the payment to Party A of the
                                               Party B Initial Exchange Amount) by 9.00am (New York time)
                                               on the Initial Exchange Date.
     Periodic Exchange:

     Periodic Exchange Date:                   Each Payment Date (other than the Final Exchange Date)

     Party A Periodic Exchange Amount:         In respect of a Periodic Exchange Date means the US$
                                               Equivalent of one half of the amount of principal in A$
                                               available to be paid by Party B under the Series Notice in respect of the Class A Notes in relation to the Payment Date occurring on that Periodic Exchange Date

     Party B Periodic Exchange Amount:         In respect of a Periodic Exchange Date means
                                               one half of the amount available to be paid by
                                               Party B under the Series Notice in respect of
                                               the Class A Notes in A$ in relation to the
                                               Payment Date occurring on that Periodic Exchange Date

     Final Exchange:

     Final Exchange Date:                      Termination Date

     Party A Final Exchange Amount:            The US$ Equivalent of one half  of the amount available to be paid by Party B under the Series Notice in respect of the Class A
                                               Notes in A$ in relation to the Payment Date which is
                                               the Final Exchange Date

     Party B Final Exchange Amount:            One half of the amount available to be paid by Party B
                                               under the Series Notice in respect of the Class A Notes in
                                               A$ in relation to the Quarterly Distribution Date which is the Final Exchange Date


8.   Exchange Rates:

     For the purpose of the definitions of "A$


     Equivalent" and "US$ Equivalent":

     US$ Exchange Rate:                        US$1.00 = A$1.92270717169775

     A$ Exchange Rate:                         A$1.00 = US$0.5201

9.   Account Details:

     Payments to Party A

     Account for payments in US$:              The account notified in writing by Part A to Party B in
                                               accordance with Part 5(1)(vii) of the Schedule to the
                                               Agreement

     Account for payments in A$:               The account notified in writing by Party A to Party B in
                                               accordance with Part 5(1)(vii) of the Schedule to the
                                               Agreement
     Payments to Party B

     Account for payments in US$:              The account notified in writing by the Principal Paying
                                               Agent to Party A in accordance with Part 5(1)(vii) of the
                                               Schedule to the Agreement

     Account for payments in A$:               The account notified in writing by Party B to Party A in
                                               accordance with Part 5(1)(vii) of the Schedule to the
                                               Agreement

10.  Offices:                                  The Office of Citibank (on and from the Novation Date) as
                                               Party A is New York.

                                               The Office of Party B for each Transaction is New York.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

/s/ Thomas E. O'Callaghan

Citibank, N.A.


Confirmed as at the date first written                 Confirmed as at the date first written above:
above:

SIGNED for and on behalf of                            SIGNED for and on behalf of
WESTPAC SECURITIES ADMINISTRATION LIMITED, ABN 77      WESTPAC SECURITISATION MANAGEMENT
000 049 472                                            PTY. LIMITED, ABN 73 081 709 211
as trustee of the Series 2002-1G WST Trust


By: /s/ Robert George Hamilton
         (Authorised Officer)
                                                       By: /s/ G.P.D. Rennie

                                                           (G.P.D. Rennie)
                                                         (Authorised Officer)
Name: Robert George Hamilton

                                                       Name:

Title: Manager, Trustee Securitisation

                                                       Title: Attorney


Confirmed as at the date first written
above:

SIGNED for and on behalf of
Westpac Banking Corporation

By: /s/ John Lowrey
       (Authorised Officer)

Name: John Lowrey

Title: Tier 3 Attorney